Schedule 14A.
240.14a-101 Information required in proxy statement.
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:
[X]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material under 240.14a-12

American Growth Fund, Inc. (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

February 24, 2014

Dear Stockholder:

Please find enclosed the notice and proxy statement for the Special Meeting of Stockholders of your American Growth Fund, Inc. ("Fund") to be held at
1636 Logan Street
Denver, Colorado 80203
on April 4, 2014 at 2:00 P.M. or any adjournment thereof, for the following purposes:
At this meeting the Stockholders will be asked to;
(1) To elect eight directors, and
(2) Approval of a new Investment Advisory Agreement between the Fund and Investment Research Corporation.

These are more fully set forth in the attached Proxy Statement.
The board of directors has fixed the close of business on February 3, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. The board anticipates this proxy notice to be mailed to the shareholders on or about February 24, 2014.
Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share.

The Board of Directors and Employees of the Fund recommends that you vote "For" the election of each officer and "For" the Approval of a new Investment Advisory Agreement between the Fund and Investment Research Corporation.

Whether or not you intend to attend the Special Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the Special Meeting. Even though you vote this proxy at this time, you may revoke this proxy at any time before it has been voted. An early vote will facilitate the necessary preparations for the meeting.

If your vote is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, AST Fund Solutions, LLC ("AST"). AST has been engaged to assist the Fund in soliciting proxies. Representatives of AST will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

The cost of preparing and mailing the enclosed proxy, notice and proxy statement will be borne by the Fund. To avoid any unnecessary expenses of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date, sign and return it to us promptly in the envelope provided, or to vote by phone or internet according to the instructions on the enclosed proxy card no matter how large or small your holdings may be.

Michael L Gaughan
Corporate Secretary
American Growth Fund, Inc.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature
XYZ Corp.	XYZ Corp. (by John Doe, Treasurer)
XYZ Corp.	John Doe, Treasurer
XYZ Corp. c/o John Doe, Treasurer	John Doe
XYZ Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
XYZ Trust	Jane Doe, Trustee
Jane Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial or Estate Accounts
John Doe, Cust. f/b/o John A. Doe, Jr. UGMA	John Doe
Jane Doe	John A. Doe, Jr., Executor

PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found on the Proxy card
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-866-297-6479 Monday through Friday 9 a.m. to 10 p.m. Eastern time

The American Growth Fund, Inc.
1636 Logan Street
Denver, CO 80203

PROXY STATEMENT

Introduction

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The American Growth Fund, Inc. ("Fund") of proxies to be used at the Special Meeting of Stockholders of the Fund to be held at the offices of American Growth Funs, Inc., 1636 Logan Street, Denver, CO 80203, on April 4, 2014, at 2:00 p.m., MST, and at any adjournments or postponements thereof ("Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

At the Special Meeting, Stockholders will vote on two items. The first item is the election of eight Board Members. The second item is the approval of a new Investment Advisory Agreement between the Fund and Investment Research Corporation.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about February 24, 2013. The enclosed proxy voting card will instruct how you may access and review the important information contained in the proxy materials on the internet as well as how you may submit your proxy card via the internet. You may also vote your shares via touchtone telephone by dialing 1-888-227-9349 or via live operator by dialing 1-866-297-6479. Any stockholder giving a proxy in advance of the Special Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, American Growth Fund, Inc., 1636 Logan Street, Denver, CO 80203) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for the Special Meeting will be voted as specified in the proxy card or, if no specification is made, FOR the Electoin of each Director of the Fund and FOR a new Investment Advisory Agreement. Abstentions will have the effect of a vote AGAINST the proposal. Shares owned by any stockholder who attends the Special Meeting but does not cast a vote are included in the determination of the number of shares present at the Special Meeting and will also have the effect of a vote AGAINST the proposal.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund´s Annual Report, containing financial statements for the fiscal year ended July 31, 2013, as filed on Form N-CSR, is available free of charge by contacting American Growth Fund, Inc., 1636 Logan Street, Denver, CO 80203, by calling 1-800-525-2406 toll-free or on the Internet at www.americangrowthfund.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission ("SEC") at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. You also may view or obtain these documents from the SEC: In person at the SEC´s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.By phone 1-800-SEC-0330. By mail by writing Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required). By email at publicinfo@sec.gov (duplicating fee required) or By internet at www.sec.gov.

The close of business on February 3, 2014, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date, there were 4,086,307 shares of the Fund´s common stock outstanding.

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose, without notice other than by announcement at the Special Meeting, one or more adjournments or postponements of the Special Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies or until a quorum shall attend. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR, AGAINST, or ABSTAIN from any such proposal at their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Special Meeting.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. The inspector of election will determine whether or not a quorum is present at the Special Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. The Fund understands that, under the rules of the NYSE, a broker may not, without instructions from its customers and clients, grant authority to the proxies designated by the Fund to vote on the proposal if no instructions have been received prior to the date specified in the broker firm´s request for voting instructions. Therefore, if beneficial owners do not provide proxy instructions or do not return a proxy card that specifies how they wish to vote on the Proposal, such action will have the same effect as a vote AGAINST any proposal as to which instructions were not received.

The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the Special Meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

Stockholders who plan to attend the Special Meeting will be required to provide valid picture identification in order to gain admission.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a open-end management investment company registered under the 1940 Act. The principal business address of the Fund is 1636 Logan Street, Denver, CO 80203.

The date of this Proxy Statement is February 24, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Special Meeting to be held on April 4, 2014. The proxy statement and related materials are available at www.americangrowthfund.com.

ITEM 1. Election of the Board of Directors.

Nominations.
It is intended that the proxies will be voted to elect or re-elect Timothy E. Taggart, Eddie R. Bush, Harold Rosen, John Pasco III, Dr. Brian Brody, Mark Bomber, Gerald Opalinski and Darrell Bush to hold office until such time as less than a majority of the directors holding office has been elected by the stockholders or upon the occurrence of any other condition described under Section 16 of the 1940 Act.

Nominees for the board who are "interested persons" as defined by section 2(a)(19) of the Investment Company Act of 1940:
Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart*, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Indefinite, Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation
John Pasco III, 8730 Stony Point Parkway, Suite 205, Richmond, VA DOB: April 10, 1945	Director	Indefinite, Since December 2006	Mr. Pasco is Treasurer of Commonwealth Shareholder Services, Inc., a mutual fund administrator; President of First Dominion Capital Corp., a Broker Dealer; President of Fund Services, Inc., a transfer and disbursing agent; President and Treasurer of Commonwealth Capital Management, Inc., a Registered Investment Adviser; President of Commonwealth Capital Management, LLC, a Registered Investment Advisor; President of Commonwealth Fund Accounting, Inc.; and President and Director of The World Insurance Trust, a registered investment company.	2	Director of Commonwealth Shareholder Services, Inc., Director of First Dominion Capital Corp., Director of Fund Services, Inc., Director of Commonwealth Fund Accounting, Inc.
Gerald Opalinski, 3465 Route 130 N, Harrison City, PA DOB: June 28, 1953	Director	Indefinite, Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

Nominees for the board who are "non-interested persons" as defined by section 2(a)(19) of the Investment Company Act of 1940:
Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Member (financial expert)	Indefinite, Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO DOB: July 4, 1927	Director	Indefinite, Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None
Dr. Brian Brody, 6901 S. Pierce St. Suite #100M, Littleton, CO DOB: September 23, 1952	Director and Audit Committee Member	Indefinite, Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Indefinite, Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Indefinite, Since September 2013	Accountant	2	None

Timothy Taggart is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following positions which he holds.
Timothy E. Taggart is the President, Treasurer and a Director of World Capital Brokerage, Inc. and is the President, Treasurer and a Director of Investment Research Corporation.
John Pasco III is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.
John Pasco III is the Treasurer and a director of Director of Commonwealth Shareholder Services, Inc., the Fund´s administrator. President and Director of Fund Services, Inc., the Fund´s transfer agent. President and Director of Commonwealth Fund Accounting, Inc., the Fund´s accounting service agent.
Gerald Opalinski is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.

Mr. Taggart received $0 (unaudited) in compensation for being a director of the Fund. Investment Research Corporation received approximately $400,037 as the advisor of the Fund from 08/01/2012 to 07/31/2013 (audited). World Capital Brokerage, Inc. receives approximately $4,100 as the Fund´s underwriter from 08/01/2012 to 07/31/2013 (audited).

Mr. Pasco received $11,006 (unaudited) compensation for being a director including expenses reimbursed for travel and miscellaneous expenses. Fund Services, Inc. received $187,832 compensation for rendering services to the Fund from 08/01/2012 to 07/31/2013 (audited).

Securities of the Fund beneficially owned by Board Members/Nominees;
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Timothy E. Taggart	$1 - $10,000	$1 - $10,000
Eddie R. Bush	$10,001 - $50,000	$10,001 - $50,000
Harold Rosen	$0	$0
John Pasco III	$0	$0
Dr. Brian Brody	$0	$0
Gerald Opalinski	$0	$0
Mark Bomber	$0	$0
Darrell Bush	$0	$0
As of 07/31/2013 (audited).

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation, the Fund´s Advisor.

There are no material pending legal proceedings incidental to the Fund´s business to which any director or nominee for director or affiliated person to such director or nominee is a party or has a material interest that could adversely affect the Fund.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Timothy Taggart, President	0	0	0	0
Eddie R. Bush, Director	2,200	0	0	2,200
Harold Rosen, Director	1,690	0	0	1,690
John Pasco III, Director	11,006	0	0	11,006
Dr. Brian Brody, Director	1,900	0	0	1,900
Mark Bomber, Director	N/A	N/A	N/A	N/A
Gerald Opalinski, Director	N/A	N/A	N/A	N/A
Darrell Bush	N/A	N/A	N/A	N/A
For the period from 08/01/2012 to 07/31/2013 (unaudited).

If the nominees are unable or fail to act as such by virtue of an unexpected occurrence, the proxies will be voted for such other person as is determined by the holders of the proxies in their discretion. Messrs. Taggart, E. Bush, Rosen, Pasco, Dr. Brody, Bomber, Opalinski and D. Bush have consented to being named in this proxy statement and to serve if elected.

All directors of the Fund (a total of eight) beneficially owned 24,949 shares of the Fund, directly or indirectly, as of July 31, 2013 representing 0.57% of the shares outstanding as of that date (audited). Directors of the Fund except Mr. Taggart are compensated at the rate of $400 per meeting attended. Directors who are also Audit Committee members receive an additional $100 per meeting Out-of-town directors are reimbursed for their travel expenses to meetings.

During the fiscal year ended July 31, 2013, the Fund´s board of directors held 4 regular meetings and two special meetings. All serving directors of the Fund attended at least 75% of those meetings.

During the fiscal year ended July 31, 2013, the Fund paid Director´s fees aggregating $16,796 (audited) to six directors.

The Audit Committee reviews the financial statements of the Fund and reviews the 12b-1 Plan and any other related financial matters. The Audit Committee is made up of two directors; Mr. Eddie R. Bush and Dr. Brian Brody. The Audit Committee met a total of four times from 08/01/2012 through 07/31/2013. The Audit Committee is not a nominating committee and has not adopted a written charter. Audit Committee members were compensated $100 per meeting.

ITEM 2. Approval of a new Investment Advisory Agreement between the Fund and Investment Research Corporation.

Background.
Investment Research Corporation ("IRC"), the Fund´s Advisor since 1958, has had a change in ownership. Timothy E. Taggart, an employee and a director of IRC acquired 100% of the shares of the Advisor in June of 2013. The staff of IRC remained unchanged during the acquisition.

It is intended that the proxy will be voted to approve a new Investment Advisory Agreement between the Fund and Investment Research Corporation (See copy of proposed new Investment Advisory Agreement attached as Exhibit A). The new Investment Advisory Agreement is identical to the current agreement, including the services to be provided by IRC to the Fund and the Advisory Fee to be paid by the Fund to IRC.

IRC has been the Adviser for the Fund since its inception in 1958. IRC is located at 1636 Logan Street, Denver, CO 80203. Series One of Fund offers four classes of shares; Class A, Class B, Class C and Class D shares of the Fund represent an identical interest in the Series One investment portfolio. Series Two of Fund offers two classes of shares; Class E and Class F shares of the Fund represent an identical interest in the Series Two investment portfolio. The Fund has an agreement to pay Investment Research Corporation an annual fee for its services based on a percentage of the Fund´s Class A, Class B, Class C, Class D, Class E and Class F average net assets. Under the current investment advisory contract with IRC, IRC receives annual compensation for advisory services to these classes, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s Class A, Class B, Class C, Class D, Class E and Class F average annual net assets and 0.75% of such assets in excess of $30 million. For the fiscal year ended July 31, 2013, this fee amounted to 1.00% of the average net assets on each of the Fund´s six combined classes. For the year ended July 31, 2013, under an agreement with IRC, the Fund was charged $129,197 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund.
The Fund, and therefore, the Fund shareholders, pays the Fund´s operating expenses.
On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The current members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck. On August 8, 2013, the Board of Directors reviewed and approved the new Investment Advisory Agreement with IRC. A discussion regarding the basis for the Board of Directors approving the new Investment Advisory Agreement is available in the Fund´s Annual Report to Shareholders for the year ended July, 31 2013.
IRC may use a portion of its base advisory fee to compensate third party advisors for assisting IRC in establishing relationships with other third party investment advisors and/or sub-manager programs and disseminating information concerning IRC to financial professionals.
The Fund and the Adviser have a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering without prior written consent or from profiting from the purchase and sale of the same security within two calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund´s Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.

The Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR approval of a new Investment Advisory Agreement between the Fund and Investment Research Corporation.

Vote Required
The presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote is required to constitute a quorum at the Special Meeting.

General Information
Proxies will be solicited by mail and telephone. The cost of preparing and mailing the enclosed proxy, notice and proxy statement, as well as the cost to contact those Stockholders have yet to vote, will be borne by the Fund.

Shareholders not able to attend the meeting in person are requested to either;
1) date, sign, and mail the enclosed proxy at once,
2) vote online at proxyonline.com using the proxy voting nimber found on the proxy card,
3) vote via touch tome phone by dialing 1-888-227-9349, or
4) vote via a live operator by calling 1-866-297-6479.
So that a quorum may be assured for the transaction of business at the meeting, it is important that proxies be returned promptly.

The Fund´s Investment Advisor is Investment Research Corp, 1636 Logan Street, Denver, CO 80203. The Fund´s Underwriter is World Capital Brokerage, Inc. 1636 Logan Street, Denver, CO 80203.

The Fund's Annual and/or Semi Annual reports are available online at www.americangrowthfund.com.
The Fund will furnish the most recent Annual and/or Semi Annual Report without charge to any shareholder who requests it by calling 800-525-2406, by writing American Growth Fund Customer Service at 1636 Logan Street, Denver, CO 80203.

Stockholder Proposals
All proposals by Stockholders of the Fund that are intended to be presented at the Fund´s next meeting of Stockholders, as required by regulation, must be received by the Fund (addressed to the American Growth Fund, Inc., 1636 Logan Street, Denver, CO 80203) for inclusion in the Fund´s proxy statement and proxy relating to that meeting no later than May 23, of that year the proxy is to be held. Any Stockholder who desires to bring a proposal for consideration at the Fund´s next meeting involving a proxy vote without including such proposal in the Fund´s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to the American Growth Fund, Inc., 1636 Logan Street, Denver, CO 80203).Such written notice must be delivered to the Secretary of the Fund no earlier than 120 days before the date of the meeting and no later than the later of 90 days before the date of the meeting or 10 days following the public announcement of the date of any such meeting of Stockholders.

Any Stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. A Stockholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the Stockholder must continue to hold such shares through the date on which the Annual Meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The timely submission of a proposal does not guarantee its inclusion in a Fund´s proxy materials.

Expenses of Proxy Solicitation
The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Special Meeting. Proxies may also be solicited personally by Directors and officers of the Fund and by regular employees of the Fund its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies.

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of the Fund. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The anticipated solicitation cost for the Fund is approximately $17,000. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund´s officers or agents in person or by telephone will be borne by the Fund.

AST may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders´ identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder´s instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder´s vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact AST at its toll-free number, 1-866-297-6479.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

By order of the Board of Directors,

Michael L. Gaughan
Corporate Secretary
February 24, 2014
Denver, Colorado

American Growth Fund, Inc.
Exhibit A

INVESTMENT ADVISER AGREEMENT

THIS AGREEMENT dated this 22nd day of January, 1988, is between AMERICAN GROWTH FUND, INC., a Maryland corporation, ("the Fund"), and INVESTMENT RESEARCH CORPORATION, a Colorado corporation, (the "Adviser").

The Fund is a registered investment company, subject to the Investment Company Act of 1940, which owns and manages a portfolio of investments. In managing its portfolio of securities, as well as in the conduct of certain of its affairs, it wishes to have the benefit of the investment advisory services of the Adviser and of its assistance in performing certain managerial functions. The Adviser desires to furnish such services and to perform the functions assigned to it under this agreement for the considerations provided, and accordingly the parties have agreed as follows:

1. Duties of the Adviser. The Adviser shall act as the investment adviser of the Fund. In this capacity the Adviser shall:

(a) Furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the, securities or other assets which it may own or contemplate acquiring from time to time.

(b) Keep the board of directors and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of the Fund and as to the investment considerations which have given rise to the recommendations made by the Adviser.

(c) Furnish such statistical and analytical information and reports as may be reasonably required by the Fund from time to time.

(d) Perform such additional administrative or clerical functions, subject to the policy determinations of the board of directors of the Fund, as may be assigned to it by the Fund under this agreement, so long as such functions are reasonably related to the management of the portfolio of the Fund.

2. Compensation of the Adviser. As compensation for its services the Fund will pay the Adviser an annual fee of approximately (a) 1% of the Fund's average net assets up to $30,000,000 of such assets and (b) 3/4ths of 1% of such assets above $30,000,000. Such fee is hereafter called the Adviser's Fee," The Advisers Fee shall be computed monthly on the last business day of each month and shall be paid on the fifth day of the ensuing month.

3. Payment of Expenses.

(a) The Fund shall pay or make reimbursement for all expenses relating to its operations, including without limitation:

(i) Compensation and related expenses of officers and employees of the Fund.

(ii) Rental of reasonable office space for the use by the Fund; and expenses in the operation thereof, expressly excluding, however, any such rental and expenses attributable to the Advisers operations under this agreement.

(iii) The Adviser's Fee.

(iv) Fees and expenses payable under federal and state law to register or qualify the Fund's shares for sale.

(v) Fees and expenses of members of the Fund's board of directors and board of advisers (and committees thereof).

(vi) Compensation and expense of the Fund's custodian, transfer agent, dividend disbursing agent and the like.

(vii) Expenses of computing the Fund's per share net asset value.

(viii) Legal, accounting and printing expenses, including those relating to the Fund's prospectus and stock certificates.

(ix) Expenses of shareholders' and directors' meetings and of preparing, printing and distributing proxy statements and reports to shareholders.

(x) Brokerage commissions, interest, federal, state and local taxes (including stamp, excise, income and franchise taxes).

(xi) All other expenses of the Fund not expressly assumed by the Adviser under paragraph 1.

(b) For the month during which this agreement becomes effective and the month during which it terminates, there shall be an appropriate proration of the Adviser's Fee (or reimbursement) payable hereunder for such month based on the number of calendar days of such month during which this agreement is effective,

4. Affiliated Persons. A person who is a director, officer or employee of the Adviser and who receives compensation for so acting, shall be eligible at the same time to receive compensation from the Fund for his s ervices in acting as a director, officer or employee of the Fund. Any such person may also be compensated for services rendered and reimbursed for expenses incurred in other capacities.

5. Termination.

(a) This agreement may be terminated at any time without penalty by the board of directors of the Fund or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days´ written notice of termination be given to the Adviser at its principal place of business.

(b) This agreement may be terminated by the Adviser at any time by giving 60 days' written notice of termination to the Fund at its principal place of business.

6 Nonassignability. This agreement shall not be assignable. In the event of its assignment, as such term is defined in the Investment Company Act of 1940, it shall automatically be terminated unless such automatic termination shall be prevented by an order of the Securities and Exchange Commission.

7. Term. The term of this agreement shall be for two years from its date. It shall continue, from year to year only so long as such continuance is specifically approved annually either by the vote of the entire hoard of directors of the Fund or by the vote of a majority of the outstanding securities of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. In connection, with any such continuance it shall be the duty of the directors to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to evaluate the terms of this agreement. This agreement shall supersede and replace any investment adviser agreement entered into by the parties hereto prior to the effective date hereof.

IN WITNESS WHEREOF the parties have executed this agreement on the date first above written.

INVESTMENT RESEARCH CORPORATION	AMERICAN GROWTH FUND, INC.
By_____________________________	By_____________________________

Every Stockholder's vote is important
no matter how few or how many shares you hold

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-866-297-6479 Monday through Friday 9 a.m. to 10 p.m. Eastern time

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-866-297-6479 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER 12345678910

American Growth Fund, Inc.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON April 4, 2014

The undersigned shareholder of American Growth Fund, Inc. hereby appoints Patricia A Blum and Michael L. Gaughan and each of them, the attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned to vote (with all powers which the undersigned possess and according to the number of votes which the undersigned would be entitled to cast if then personally present) at the Special Meeting of shareholders of the Company to be held March 21, 2014, or any adjournment thereof, for such business as may properly be brought before such meeting or adjournment and upon the matters listed on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-297-6479. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 21, 2014. The proxy statement for this meeting is available at: proxyonline.com/docs/americangrowthfund.pdf

(PROXY ID NUMBER HERE) (BAR CODE HERE) (CUSIP HERE)

American Growth Fund, Inc.
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. When signing as joint tenants all parties to a joint tenancy shall sign. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting.

________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

Either of said attorneys and proxies who shall be present and shall act at the meetings shall have, and may exercise, all of the powers of said attorneys and proxies hereunder. The shares represented by this proxy will be voted at the meeting and will be voted in accordance with the specifications above made. If no specifications are made, such shares shall be voted for the below director nominees.

The person designated above as proxies of the undersigned shall have discretionary authority to vote as they may determine on any of the matters unknown at this time which may be presented at the special meeting of the shareholders.

All proxies voted in favor of approving the new Investment Advisory Agreement will be voted "for" any proposed adjournment of such special meeting; and all proxies voted "against" approving the new Investment Advisory Agreement, or voting to "abstain" on such proposal, will be voted against any proposed adjournment of such special meeting.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

	FOR	WITHHOLD
1. Election of Fund Directors
1.1 The election of Timothy E. Taggart as director.	[_]	[_]
1.2 The election of Eddie R. Bush as director.	[_]	[_]
1.3 The election of Harold Rosen as director.	[_]	[_]
1.4 The election of John Pasco III as director.	[_]	[_]
1.5 The election of Dr. Brian Brody as director.	[_]	[_]
1.6 The election of Mark Bomber as director.	[_]	[_]
1.7 The election of Gerald Opalinski as director.	[_]	[_]
1.8 The election of Darrell Bush as director.	[_]	[_]

	FOR	AGAINST	ABSTAIN
2. Approval of proposed new Investment Advisory Agreement between American Growth Fund, Inc. and Investment Research Corporation.	[_]	[_]	[_]

THANK YOU FOR VOTING

(PROXY ID NUMBER HERE) (BAR CODE HERE) (CUSIP HERE)